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                                                                   EXHIBIT 10.15

                             [BankBoston letterhead]


IRREVOCABLE STANDBY LETTER OF CREDIT


                                                              DATE: MAY 20, 1998

                                                              CREDIT NUMBER:
BENEFICIARY                                                   50062961

FIRST UNION NATIONAL BANK                                     EXPIRY DATE:
ESCROW AGENT                                                  MAY 20, 1999
CORPORATE TRUST DEPARTMENT, 9TH FLOOR
230 SOUTH TRYON STREET
CHARLOTTE, NORTH CAROLIA  28288-1179

APPLICANT:

J.H. HEAFNER COMPANY, INC.
A NORTH CAROLINA CORPORATION
814 EAST MAIN STREET
LINCOLNTON, NORTH CAROLINA  28093


Gentlemen:

We hereby open in your favor our Irrevocable Letter of Credit No. 50062961 for the account of The J.H. Heafner Company, Inc., a North Carolina corporation ("Heafner") with its principal address at 814 East Main Street, Lincolnton, North Carolina 28093 for a sum or sums not exceeding a total of US $7,400,000 (Seven Million Four Hundred Thousand and no/100s United States Dollars) (such amount as reduced from time to time pursuant to the terms hereof, the "Credit Amount") available effective the date hereof and expiring at Boston, Massachusetts on the Termination Date (as hereinafter defined).

This Letter of Credit is issued to you in your capacity as Escrow Agent under the Escrow Agreement dated May 20, 1998 (the "Escrow Agreement") among Heafner, Arthur C. Soares, individually and in his capacity as Representative (the "Representative"), Ray C. Barney and you.

The initial term of this Letter of Credit shall end on May 20, 1999, provided that unless we shall have notified you not later than 30 days prior to such date (or any succeeding anniversary of such date to which the term of this Letter of Credit shall theretofore have been extended) of our intention not to extend the term hereof, the term of this Letter of Credit shall automatically be extended to the first anniversary of such date (or of any succeeding such date) (May 20, 1999 and each anniversary thereof to which the term of this Letter of Credit has been so extended, being the "Expiration Date").

Subject to the terms and conditions hereof, we hereby irrevocably authorize you to draw on us, an aggregate amount not to exceed the Credit Amount. Drawings shall be made by presentation of the following documents:

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[BankBoston Letterhead]


PAGE 2 OF 3, LETTER OF CREDIT NO. 50062961

         (1) your sight draft in the amount of such drawing accompanied by your certificate in the form of Annex A hereto (a "Payment Draft"); and

         (2) your sight draft in the entire remaining Credit Amount accompanied by your certificate in the form of Annex B hereto (the "Termination Draft" and together with the Payment Drafts, the "Drafts").

Any sight draft drawn under this Letter of Credit must bear on its face the clause "DRAWN UNDER BANKBOSTON IRREVOCABLE LETTER OF CREDIT NO. 50062961 DATED MAY 20, 1998."

Following the receipt by us of any Draft as above provided for, we shall pay you in accordance with the UCP (as hereinafter defined), by wire transfer or other deposit of immediately available funds to such bank and account number as shall be designated by you in your sight draft, PROVIDED that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof.

If we determine that any demand for payment made by you hereunder is not, in any instance, in strict conformity with the terms and conditions of this Letter of Credit, we shall give you immediate notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit and return to you any documents presented to us. Upon being so notified, you may attempt to correct any such non-conforming demand if and to the extent that you are able to do so prior to the Termination Date.

Upon our honoring of any Draft presented by you hereunder, the Credit Amount shall be reduced by an amount equal to the amount of such Draft. The amount of this Letter of Credit shall be irrevocably reduced, from time to time, by us upon receipt from you of your certificate in the form of Annex C attached hereto and made a part hereof. Upon any such irrevocable reduction of the amount of this Letter of Credit, we may require you to surrender this Letter of Credit to us in exchange for a substitute irrevocable letter of credit, having a Credit Amount equal to the Credit Amount as so reduced, but otherwise in a form and having terms identical to this Letter of Credit.

This Letter of Credit shall automatically terminate and be delivered to us for cancellation at 5:00 p.m. (Boston, Massachusetts time) on the date (the "Termination Date") that is the first to occur of (1) the Expiration Date, (2) the date that we make payment in full of all amounts available to be drawn hereunder, (3) the date that we receive your certificate in the form of Annex B hereto that reduces the Credit Amount to zero, and (4) the 30th day (or if such date is not a banking day, then on the next succeeding banking day) after we have given you notice in the manner specified below that an Event of Default has occurred and is continuing under the Amended and Restated Loan and Security Agreement dated as of May 20, 1998 (as amended and in effect), to which Heafner and we are parties.

All documents, notices and other communications to us with respect to this Letter of Credit shall be in writing and shall be personally delivered (including by courier against a receipt therefor) at our office at 150 Federal Street, 4th floor, Boston, Massachusetts 02110, Attn: Trade Services (the "Issuer's Office"), in each case referring to the number of this Letter of Credit. All notices and other communications to you as



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[BankBoston Letterhead]


PAGE 3 OF 3, LETTER OF CREDIT NO. 50062961

the beneficiary of this Letter of Credit shall be in writing to the address set forth below and shall be personally delivered (including by courier against a receipt therefor) to such address:


                  Address: FIRST UNION NATIONAL BANK
                            ESCROW AGENT
                            CORPORATE TRUST DEPARTMENT, 9TH FLOOR
                            230 SOUTH TRYON STREET
                            CHARLOTTE, NORTH CAROLIA  28288-1179


This Letter of Credit is subject to and governed by the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, Publication 500.

This Letter of Credit is transferable in full but not in part to any successor Escrow Agent under the Escrow Agreements and may be successively transferred. Transfer of the amount available to be drawn under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in substantially the form of Annex D hereto and the other documents (if any) referred to therein. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee having a Credit Amount equal to the Credit Amount on the date of transfer in a form and having terms identical to this Letter of Credit.

We hereby agree with the drawer of any drafts drawn under and in compliance with the terms and conditions of this Letter of Credit that the same shall be duly honored upon due presentation to us and shall be paid from our own funds.

Very truly yours,



/s/  LISA A. GE[illegible]
--------------------------------
Authorized Signature




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[BankBoston Letterhead]


                                                                         ANNEX A


                      CERTIFICATE FOR DRAWING IN CONNECTION
                  WITH PAYMENTS DUE UNDER THE ESCROW AGREEMENT

                 Irrevocable Letter of Credit No. ______________


         The undersigned, the beneficiary of Irrevocable Letter of Credit No. __________ (the "Letter of Credit", terms defined therein and not otherwise defined herein being used herein as therein defined) issued by BankBoston, N.A. (the "Bank") in favor of the undersigned, hereby certifies to the Bank, in connection with the Letter of Credit, as follows:

         1. The undersigned is the Escrow Agent under the Escrow Agreement.

         2. The undersigned is making a drawing under the Letter of Credit with respect to the payment of amounts due under and in accordance with the terms of the Escrow Agreement, to the Representative.

         3. The amount of the draft accompanying this Certificate is equal to $____________ representing all amounts due and owing to said Representative in accordance with the terms of the Escrow Agreement.

         4. The amount of the draft accompanying this Certificate was computed in accordance with the terms of the Escrow Agreement and does not exceed the Credit Amount.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of _________ 199_/200_.


                                                     FIRST UNION NATIONAL BANK,
                                                              Escrow Agent



                                                      _________________________
                                                           Authorized Signer

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[BankBoston Letterhead]


                                                                         ANNEX B

                      CERTIFICATE FOR DRAWING IN CONNECTION
                              WITH TERMINATION DATE

                 Irrevocable Letter of Credit No. ______________


         The undersigned, the beneficiary of Irrevocable Letter of Credit No. __________ (the "Letter of Credit", terms defined therein and not otherwise defined herein being used herein as therein defined) issued by BankBoston, N.A. (the "Bank") in favor of the undersigned, hereby certifies to the Bank, in connection with the Letter of Credit, as follows:

         1. The undersigned is the Escrow Agent under the Escrow Agreement.

         2. The undersigned is making a drawing under the Letter of Credit with respect to the creation of a cash escrow deposit under and in accordance with the terms of the Escrow Agreement.

         3. The amount of the draft accompanying this Certificate is equal to $____________ representing the entire Credit Amount/

         4. The amount of the draft accompanying this Certificate was computed in accordance with the terms of the Escrow Agreement and is equal to, but does not exceed the Credit Amount.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of _________ 199_/200_.


                                                     FIRST UNION NATIONAL BANK,
                                                              Escrow Agent



                                                    ___________________________
                                                            Authorized Signer

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[BankBoston Letterhead]


                                                                         ANNEX C

                            CERTIFICATE OF REDUCTION

                 Irrevocable Letter of Credit No. ______________


         The undersigned, the beneficiary of Irrevocable Letter of Credit No. __________ (the "Letter of Credit", terms defined therein and not otherwise defined herein being used herein as therein defined) issued by BankBoston, N.A. (the "Bank") in favor of the undersigned, hereby certifies to the Bank, in connection with the Letter of Credit, as follows:

         1. The undersigned is the Escrow Agent under the Escrow Agreement.

         2. The undersigned is delivering this Certificate under and in accordance with the terms of the Escrow Agreement.

         3. Upon your receipt of this Certificate, the Credit Amount of the Letter of Credit shall be reduced by $______________ representing the amount of a payment made by Heafner to the Representative and acknowledged by the Representative.

         4. After giving effect to such reduction, the Credit Amount shall be $_____________.

         5. The amount of the reduction specified in paragraph 3 above was computed in accordance with the terms of the Escrow Agreement and does not reduce the Credit Amount to zero.

         [Alternate 5]
         5. The amount of the reduction specified in paragraph 3 above was computed in accordance with the terms of the Escrow Agreement and reduces the Credit Amount to zero.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of _________ 199_/200_.


                                                     FIRST UNION NATIONAL BANK,
                                                              Escrow Agent



                                                     __________________________
                                                          Authorized Signer

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[BankBoston Letterhead]


                                                                         ANNEX D

                             INSTRUCTION TO TRANSFER


FIRST UNION NATIONAL BANK
ESCROW AGENT
CORPORATE TRUST DEPARTMENT, 9TH FLOOR
230 SOUTH TRYON STREET
CHARLOTTE, NORTH CAROLIA  28288-1179


Attention:

                 Irrevocable Letter of Credit No.
                                                  ---------------------
Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:

                      ------------------------------------
                              (name of transferee)


                       -----------------------------------

                       -----------------------------------
                                    (address)

all rights of the undersigned beneficiary to draw under the captioned Letter of Credit (the "Letter of Credit"). Capitalized terms used herein and not defined herein, have the meanings ascribed to them in the Letter of Credit.

         The transferee is the successor Escrow Agent under the Escrow
Agreement.

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole right as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirement of the Letter of Credit pertaining to transfers.

         The Letter of Credit is returned and delivered herewith and in accordance therewith, we request that this transfer be effected and, if requested by the transferee, that you issue a new irrevocable letter of credit in favor of the transferee in accordance with the Letter of Credit.

                                                     Very truly yours,

                                                     [TRANSFEROR]


                                                     -------------------------
                                                     Authorized Signer